UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: October 3, 2002
                                         ---------------

                        CENTURY PARK PICTURES CORPORATION
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-14247
                                                 -------

       Minnesota                                               41-1458152
------------------------                                ------------------------
(State of incorporation)                                (IRS Employer ID Number)

                     4701 IDS Center, Minneapolis, MN 55402
                     --------------------------------------
                    (Address of principal executive offices)

                                 (612) 333-5100
                                 --------------
                           (Issuer's telephone number)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 4, 2002, the Company's independent certified public accounting firm, Blanski Peter Kronlage & Zoch, P. A. (Blanski) of Minneapolis, Minnesota formally notified the Company, in writing, that it was discontinuing providing auditing services to all of it's publicly-owned clients. Blanski had previously notified the Company verbally of it's intention to resign as the Company's independent auditor.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended September 30, 2001 and 2000) and from September 30, 2001 to the date of this Report, there were no disagreements with Blanski on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's two most recent fiscal years (ended September 30, 2001 and 2000) and from September 30, 2001 to the date of this Report.

On October 2, 2002, subsequent to the oral notification of the resignation of Blanski, the Company's Board of Directors approved the retention of the accounting firm of S. W. Hatfield, CPA of Dallas, Texas as its independent auditors for the fiscal year ending September 30,2002. During the Company's two most recent fiscal years ended September 30, 2001, and the subsequent interim periods through the date of this Report, the Company did not consult with S. W. Hatfield, CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 5. OTHER EVENTS

The Company acknowledges that it is delinquent in filing the required Quarterly Reports on Form 10-QSB for the quarterly periods ended December 31, 2001, March 31, 2002 and June 30, 2002. It is the intent of management to file these documents as soon as possible upon the review of the Company's financial statements in these filings by the Company's new auditing firm, pursuant to the requirements of SEC Release 34-42266.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description
-----------       -----------
16.1              Letter regarding change in certifying accountant - to be
                  provided via amendment when issued by the Company's former certifying accountant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CENTURY PARK PICTURES CORPORATION

Date: October 7, 2002                       By:      /s/ Thomas K. Scallen
                                                --------------------------------
                                                               Thomas K. Scallen
                                            Chairman and Chief Executive Officer